                                1,910,000 Shares


                              POSSIS MEDICAL, INC.

                                  Common Stock
                            Par Value $.40 Per Share


                             UNDERWRITING AGREEMENT

                                                                 _________, 1995

Dain Bosworth Incorporated
John G. Kinnard and Company, Incorporated
  As Representatives of the several Underwriters
c/o Dain Bosworth Incorporated
Dain Bosworth Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

     Possis Medical, Inc., a Minnesota corporation (the "Company"), and the shareholders of the Company named in Schedule B hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to issue and sell, or to sell, as the case may be, to the several Underwriters named in Schedule A hereto (the "Underwriters"), for which you are acting as representatives (the "Representatives"), an aggregate of 1,910,000 shares (the "Firm Shares") of Common Stock, par value $.40 per share, of the Company (the "Common Stock"), including 1,750,000 shares to be sold by the Company and 160,000 shares to be sold by the Selling Shareholders. The Company also proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters, at their election, up to an aggregate of 286,500 shares of Common Stock (the "Option Shares"). The Firm Shares and the Option Shares are herein collectively called the "Shares".

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-62009) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). The registration statement, as amended at the time it was declared effective, including the information (if any) deemed to be part thereof pursuant to Rule 430A under the Act and all documents incorporated by reference in the prospectus contained therein at such time is herein referred to as the "Registration Statement". The form of prospectus first filed by the Company with the Commission pursuant to Rules 424(b) and 430A under the Act is referred to herein as the "Prospectus". Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective or filed with the Commission pursuant to Rule 424(a) under the Act is referred to herein as a "Preliminary Prospectus". Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S 3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the

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Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. Copies of the Registration Statement, including all exhibits and schedules thereto and any documents incorporated by reference, any amendments thereto and all Preliminary Prospectuses have been delivered to you.

     The Company and the Selling Shareholders hereby confirm their respective agreements with respect to the purchase of the Shares by the Underwriters as follows:

     1.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                    (i) The Registration Statement has been declared effective under the Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

                    (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representation or warranty as to information contained in or omitted in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the preparation thereof.

                    The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iii) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under


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               which they were made, not misleading; provided, however, that the
               Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, expressly for use in the preparation thereof.

                    (iv) The Company has been duly organized, is validly existing as a corporation in good standing under the laws of the state of Minnesota, has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole.

                    (v) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease it properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole. All outstanding shares of capital stock of each of the subsidiaries of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances and security interests. No options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in any of the subsidiaries of the Company are outstanding.

                    (vi) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All offers and sales by the Company of outstanding shares of capital stock and other securities of the Company, prior to the date hereof, were made in compliance with the Act and all applicable state securities or blue sky laws. The Shares to be issued and sold by the Company to the Underwriters pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock of the Company pursuant to the Company's Articles of Incorporation, Bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or the sale of the Shares as contemplated by this Agreement gives rise to any rights for, or relating to, the registration of any shares of capital stock or other securities of the Company, except such rights which have been validly waived or satisfied. Except as described in the Prospectus, there are no outstanding options, warrants, agreements, contracts or other rights to purchase or acquire from the Company any shares of its capital stock. The Company has the authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus. The outstanding capital


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               stock of the Company, including the Shares to be sold by the
               Selling Shareholders, conforms, and the Shares to be issued by the Company and sold to the Underwriters will conform, to the description thereof contained in the Prospectus.

                    (vii) The financial statements, together with the related notes and schedules as set forth or incorporated by reference in the Registration Statement and Prospectus, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein. The summary and selected financial and statistical data included in the Registration Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented therein.

                    (viii) There is no action or proceeding pending or, to the knowledge of the Company, threatened or contemplated against the Company or any of its subsidiaries before any court or administrative or regulatory agency which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a material adverse change in the business or condition (financial or otherwise), results of operations, shareholders equity or prospects of the Company and its subsidiaries, taken as a whole, except as set forth in the Registration Statement.

                    (ix) The Company has good and marketable title to all properties and assets reflected as owned in the financial statements hereinabove described (or as described as owned in the Prospectus), in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or do not substantially affect the value of such properties and assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                    (x) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, (A) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the business affairs, management, financial position, shareholders equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business, (B) there has not been any transaction not in the ordinary course of business entered into by the Company or any of its subsidiaries which is material to the Company and its subsidiaries, taken as a whole, other than transactions described or contemplated in the Registration Statement, (C) the Company and its subsidiaries have not incurred any material liabilities or obligations, which are not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries, (D) the Company and its subsidiaries have not sustained


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               any material loss or interference with their respective
               businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (E) there has not been any change in the capital stock of the Company (other than upon the exercise of options and warrants described in the Registration Statement), or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company and its subsidiaries, taken as a whole, (F) there has not been any declaration or payment of any dividends or any distributions of any kind with respect to the capital stock of the Company, other than any dividends or distributions described or contemplated in the Registration Statement, or (G) there has not been any issuance of warrants, options, convertible securities or other rights to purchase or acquire capital stock of the Company.

                    (xi) Neither the Company nor any of its subsidiaries is in violation of, or in default under, its Articles of Incorporation or Bylaws, or any statute, or any rule, regulation, order, judgment, decree or authorization of any court or governmental or administrative agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them are bound or to which any property or assets of the Company or any of its subsidiaries is subject, which violation or default would have a material adverse effect on the business, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Company and its subsidiaries, taken as a whole.

                    (xii) The issuance and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not violate any provision of the Articles of Incorporation or Bylaws of the Company or any of its subsidiaries or any statute or any order, judgment, decree, rule, regulation or authorization of any court or governmental or administrative agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, and will not conflict with, result in a breach or violation of, or constitute, either by itself or upon notice or passage of time or both, a default under any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or assets of the Company or any of its subsidiaries is subject. No approval, consent, order, authorization, designation, declaration or filing by or with any court or governmental agency or body is required for the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated, except as may be required under the Act or any state securities or blue sky laws.

                    (xiii) The Company and each of its subsidiaries holds and is operating in compliance with all licenses, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as described in the Prospectus.

                    (xiv) Deloitte and Touche LLP, which has certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the rules and regulations thereunder.


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                    (xv)    The Company has not taken and will not take,
               directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

                    (xvi) The Shares have been approved for designation upon notice of issuance on the Nasdaq National Market under the symbol "POSS."

                    (xvii) The Company has obtained and delivered to the Representatives written agreements, in form and substance satisfactory to the Representatives, of each of its directors and executive officers and the Possis Marital Trust that no offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock or other capital stock of the Company will be made for a period of 90 days after the date of the Prospectus, directly or indirectly, by such holder otherwise than hereunder or with the prior written consent of the Representatives and that for an additional 90-day period after such 90-day period, no offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock or other capital stock of the Company will be made by such holder unless such holder shall have first offered the Representatives in writing the opportunity to effect any such transaction and the Representatives shall not have notified the holder thereof within five business days of the Representatives receipt of such notice of their desire to attempt to effect such transaction on behalf of the holder.

                    (xviii) The Company has not distributed and will not
               distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                    (xix) The Company is in compliance with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, laws of Florida). The Company does not do any business, directly or indirectly, with the government of Cuba or with any person or entity located in Cuba.

                    (xx) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns or reports required to be filed, and have paid in full all taxes indicated by said returns or reports and all assessments received by it or any of them to the extent that such taxes have become due and payable, except where the Company and its subsidiaries are contesting in good faith such taxes and assessments.

                    (xxi) The Company and each of its subsidiaries owns or licenses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights (the "Proprietary Rights") necessary for the conduct of its business as described in the Prospectus. The Company has no knowledge of any infringement by it or its subsidiaries of or conflict with any proprietary rights of others, and neither the Company nor any of its subsidiaries has given or received any notice or claim of conflict with the asserted proprietary rights of others with respect to any of the foregoing. No action, suit, arbitration or legal, administrative or other proceeding, or domestic or foreign governmental investigation is pending, or to the best of the Company's knowledge, threatened, which involves any Proprietary Rights.

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               The Company is not subject to any judgment, order, writ,
               injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Propriety Rights. To the best of the Company's knowledge, no Proprietary Rights used by the Company and no services or products sold by the Company conflict with or infringe upon any proprietary rights available to any third party. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of or the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company has complied with its respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

                    (xxii) The Company is not, and upon completion of the sale of Shares contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                    (xxiii) The conditions for the use of Form S-3, as set
               forth in the General Instructions thereto, have been satisfied.


                    (xxiv) With respect to the requirements of the federal Food, Drug and Cosmetic Act and the regulations of the federal Food and Drug Administration, the Company holds all material certificates, permits, authorizations, consents and orders necessary for the conduct of its present business as described in the Prospectus.



                    (xxv) Except as described in the Prospectus, there are no rulemaking or similar proceedings before the United States Food and Drug Administration or comparable federal, state, local or foreign government bodies which involve or, to the best knowledge of the Company, affect the Company, which, if the subject of an action unfavorable to the Company, could involve a prospective material adverse change in or effect on the business, condition (financial or otherwise), results ofoperations, shareholders' equity or prospects of the Company.



                    (xxvi) The Company maintains insurance of the type and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, including without limitation, product liability insurance and insurance covering all real and personal property owned or leased by it, all of which is in full force and effect.


               (b) Any certificate signed by any officer of the Company and delivered to the Representatives or counsel to the Underwriters hereunder shall be deemed to be a representation and warranty of the Company to each Underwriter as to the matters covered thereby.

     2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING SHAREHOLDERS.

               (a) Each Selling Shareholder severally represents and warrants to, and covenants and agrees with, each of the Underwriters and the Company that:

                    (i) Such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), appointing Robert G. Dutcher and Russel E. Carlson, and each of them, as attorney-in-fact (the "Attorneys-In-Fact") with full power and authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to authorize the delivery of the Shares to be sold by the Selling Shareholder hereunder, and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement.

                    (ii) Such Selling Shareholder has duly executed and delivered a Custody Agreement (the "Custody Agreement") with Norwest Bank Minnesota, N.A., as Custodian, pursuant to which certificates in negotiable form for the Shares to be sold by such Selling Shareholder hereunder have been placed in custody for delivery under this Agreement.

                    (iii) Such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; and all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained, except such as may be required by any state securities or blue sky laws.

                    (iv) Such Selling Shareholder has, and at the Closing Date will have good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free of any liens, encumbrances, security interests, equities or claims whatsoever; and upon delivery of and payment for such Shares pursuant to this Agreement, good and valid title thereto, free of any liens, encumbrances, security interests, equities or claims whatsoever, will be transferred to the several Underwriters.

                    (v) The consummation by such Selling Shareholder of the transactionsherein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any will, mortgage, deed of trust, loan agreement or other agreement, instrument or obligation to which such Selling Shareholder is a party or to which any of the property or assets of such Selling Shareholder is subject, except for such agreements, instruments or obligations for which consents have been obtained, nor will such actions result in any violations of the provisions of the charter or by-laws if such Selling Shareholder is a corporation, the partnership agreement, certificate or articles if the Selling Shareholder is a partnership, or any statute, rule, regulation or order applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over such Selling Shareholder.

                    (vi) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

                    (vii) To the extent that any statements or omissions made in theRegistration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information with respect to such Selling Shareholder furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.


                    (viii) Such Selling Shareholder will not sell, offer to sell, transfer, assign or otherwise dispose of any Common Stock or other capital stock of the Company, directly or indirectly, for a period of 90 days after the date of the Prospectus, otherwise than hereunder or with the written consent of the Representative, and for an additional 90-day period after such 90-day period, no offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock or other capital stock of the Company will be made by such Selling Shareholder unless such Selling Shareholder shall have first offered the Representative in writing the opportunity to effect any such transaction and the Representative shall not have notified the Selling Shareholder thereof within five business days of the Representative receipt of such notice of their desire to attempt to effect such transaction on behalf of the Selling Shareholder.


                    (ix) Such Selling Shareholder has reviewed the Registration Statement and the Prospectus and to the best knowledge of such Selling Shareholder the Registration Statement or the Prospectus (or any amendment or supplement thereto) as it relates to such Selling Shareholder does not contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein regarding such Selling Shareholder not misleading.

               (b) In order to document the Underwriters compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (c) Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a corporation or partnership, by the dissolution of such corporation or partnership, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such corporation or partnership should be dissolved, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys in Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

               (d) Any certificate signed by or on behalf of any Selling Shareholder and delivered to the Representatives or to counsel to the Underwriters hereunder shall be deemed to be a representation and warranty of such Selling Shareholder to each Underwriter as to the matters covered thereby.

          3. PURCHASE, SALE AND DELIVERY OF SHARES. On the basis of the representations, warranties and covenants contained herein, and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a price of $_____ per share, the number of Firm Shares (to be adjusted by you to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Shareholders, as set forth opposite their respective names in Schedule B hereto, by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters from the Company and the Selling Shareholders hereunder.

          In addition, on the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase at their election up to 286,500 Option Shares at the same price per share as set forth for the Firm Shares in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares.
     The option granted hereby may be exercised in whole or in part, but only once, and at any time upon written notice given within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company, the Attorneys-in-Fact and the Custodian setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which certificates are to be delivered. If any Option Shares are purchased, each Underwriter agrees, severally and not jointly, to purchase that portion of the number of Option Shares as to which such election shall have been exercised (subject to adjustment to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction the numerator of which is the maximum number of Option Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the maximum number of Option Shares which all of the Underwriters are entitled to purchase hereunder. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than two or later than ten full business days after the exercise of such option, and shall not in any event be prior to the Closing Date. If the date of exercise of the option is three or more full days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date.


          Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to the Company, shall be delivered by or on behalf of the Company and each Selling

     Shareholder to you for the account of such Underwriter at such time and place as shall hereafter be designated by the Representatives, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to the Company and to the Custodian in accordance with instructions received in writing from the Company at least two business days prior to Closing. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 8:30 a.m. Minneapolis time, at the offices of Dorsey & Whitney, P.L.L.P., on ________________, 1995, or such other time and date as you and the Company may agree upon in writing, such time and date being herein referred to as the "Closing Date," and, with respect to the Option Shares, at the time and on the date specified by you in the written notice given by you of the Underwriters election to purchase the Option Shares, or such other time and date as you and the Company may agree upon in writing, such time and
     date being referred to herein as the  Option Closing Date.   Such
     certificates will be made available for checking and packaging at least twenty four hours prior to the Closing Date or the Option Closing Date, as the case may be, at a location as may be designated by you.


          4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the Price to Public set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Underwriters will offer such Option Shares to the public on the foregoing terms.

          It is understood that 100,000 Firm Shares will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus to employees and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to you offers or indications of interest to purchase Firm Shares in form satisfactory to you, and that any allocation of such Firm Shares among such persons will be made in accordance with timely directions received by you from the Company, provided that under no circumstances will you or any Underwriter be liable to the Company or any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any of such Firm Shares which are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

          5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

               (a) The Company will prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act, and willnot file any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy and as to which the Representatives shall have objected in writing promptly after reasonable notice thereof or which is not in compliance with the Act or the rules and regulations thereunder. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares.

               (b) The Company will advise the Representatives promptly of any request of the Commission for amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or suspending such qualification and to obtain as soon as possible the lifting thereof, if issued.

               (c) The Company will endeavor to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will, or will cause counsel to, make such applications, file such documents, and furnish such information as may be reasonably requested by the Representatives, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

               (d) The Company will furnish the Underwriters with as many copies of any Preliminary Prospectus as the Representatives may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Company will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may, from time to time, reasonably request. The Company will deliver to the Representatives, at or before the Closing Date, one complete copy of the Registration Statement and all amendments thereto, including copies of the signature pages and all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

               (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission anappropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances existing when it is so delivered, not misleading, or so that the Prospectus will comply with law. In case any Underwriter is required to deliver a prospectus in connection with sales of any Shares at any time nine months or more after the effective date of the Registration Statement, upon the request of the Representatives but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

               (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section

          11(a) of the Act and Rule 158 thereunder and will advise you in writing when such statement has been so made available.

               (g) The Company will, for such period up to five years from the Closing Date, deliver to the Representatives copies of its annual report and copies of all other documents, reports and information furnished by the Company to its security holders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the rules and regulations under the Act, which are not consolidated in the Company s financial statements.

               (h) No offering, sale or other disposition of any Common Stock or other capital stock of the Company, or warrants, options, convertible securities or other rights to acquire such Common Stock or other capital stock (other than pursuant to employee stock option plans, outstanding options or on the conversion of convertible securities outstanding on the date of this Agreement) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives.

               (i) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the purposes set forth under "Use of Proceeds" in the Prospectus.

               (j) The Company will use its best efforts to maintain the designation of the Common Stock on the Nasdaq National Market.

               (k) The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the Act.

     6. COSTS AND EXPENSES. The Company will pay (directly or by reimbursement) all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of preparing, printing and filing of the Registration Statement, Preliminary Prospectuses and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery to the Underwriters and dealers of copies thereof and of this Agreement, the Agreement Among Underwriters, any Selected Dealers Agreement, the Underwriters Selling Memorandum, the Invitation Letter, the Power of Attorney, the Blue Sky Memorandum and any supplements or amendments thereto (excluding, except as provided below, fees and expenses of counsel to the Underwriters); the filing fees of the Commission; the filing fees and expenses (including disbursements of counsel for the Underwriters) incident to securing any required review by the NASD of the terms of the sale of the Shares; listing fees, if any, transfer taxes and the expenses, including the fees and disbursements of counsel for the Underwriters incurred in connection with the qualification of the Shares under state securities or Blue Sky laws; the fees and expenses incurred in connection with the designation of the Shares on the Nasdaq National Market; the costs of preparing stock certificates; the costs and fees of any registrar or transfer agent and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 6. In addition, the Company will pay all travel and lodging expenses incurred by management of the Company in connection with any informational "road show" meetings held in connection with the offering and will also pay for the preparation of all materials used in connection with such meetings. The Selling Shareholders will pay all underwriting discounts and commissions relating to the Shares to be sold by the Selling Shareholders and the fees and expenses of any separate counsel retained by them in connection with the transactions contemplated hereby. The Company shall not, however, be required to pay for any of the

Underwriters' expenses (other than those out of pocket expenses related to qualification of the Shares under state securities or Blue Sky laws and those incident to securing any required review by the NASD of the terms of the sale of the shares) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11(b) hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their respective parts to be performed, unless such failure to satisfy said condition or to comply with said terms shall be due to the default or omission of any Underwriter, then the Company and the Selling Shareholders shall promptly upon request by the Representatives reimburse the several Underwriters for all out-of-pocket accountable expenses, including fees and disbursements of counsel, incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     7. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date, are subject to the condition that all representations and warranties of the Company and the Selling Shareholders contained herein are true and correct, at and as of the Closing Date or the Option Closing Date, as the case may be, the condition that the Company and the Selling Shareholders shall have performed all of their respective covenants and obligations hereunder and to the following additional conditions:

               (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

               (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Dorsey & Whitney, P.L.L.P. for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power to own or lease its properties and conduct its business as described in the Prospectus.


                    (ii) Possis Holdings, Inc. and JEI Liquidation, Inc. (the "Covered Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of the state of Minnesota with corporate power to own or lease their properties and conduct their businesses as described in the Prospectus. The outstanding shares of capital stock of each Covered Subsidiary has been duly authorized and validly issued, are fully paid and nonassessable and are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances and security interests, other than security interests specifically disclosed in the Prospectus. To the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in each Covered Subsidiary or Possis Medical Europe, B.V. are outstanding.


                    (iii) The Company has authorized capital stock as described in the Capitalization section of the Prospectus. The outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable. The form of certificate for the Shares is in proper form under the Minnesota Business Corporation Act. The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable. No preemptive or, to the knowledge of such counsel, other similar subscription rights of shareholders of the Company, or of holders of warrants, options, convertible securities or other rights to acquire shares of capital stock of the Company, exist with respect to any of the Shares or the issue and sale thereof. To the knowledge of such counsel, no rights to register outstanding shares of the Company s capital stock, or shares issuable upon the exercise of outstanding warrants, options, convertible securities or other rights to acquire shares of such capital stock, exist which have not been validly exercised or waived with respect to the Registration Statement. The capital stock of the Company, including the Shares, conforms in all material respectsto the description thereof contained in the Prospectus.

                    (iv) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened by the Commission.


                    (v) The Registration Statement, the Prospectus and each amendment orsupplement thereto comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules included therein). The documents incorporated by reference in the Prospectus or any further amendment orsupplement thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder.


                    (vi) The statements (A) in the Prospectus under the caption "Description of Capital Stock" and (B) in the Registration Statement in Item 15 insofar as such statements constitute a summary of matters of law, are accurate summaries and fairly present the information called for with respect to such matters.

                    (vii) Such counsel does not know of any contracts, agreements, documents or instruments required to be filed as exhibits to the Registration Statement, incorporated by reference into the Prospectus, or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required; and insofar as any statements in the Registration Statement or the Prospectus constitute summaries of any contract, agreement, document or instrument to which the Company is a party, such statements are accurate summaries and fairly present the information called for with respect to such matters.

                    (viii) Such counsel knows of no legal or governmental proceeding, pending or threatened, before any court or administrative body or regulatory agency, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or Prospectus and are not so described, or statutes or regulations that are required to be described in the Registration Statement or the Prospectus that are not so described.


                    (ix) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a violation of or default under the charter or bylaws of the Company or either of the Covered Subsidiaries, or under any law, rule or regulation of the United States or the state of Minnesota or any judgment, order or decree known to such counsel and applicable to the Company or any of its subsidiaries, or under any lease, contract, indenture, mortgage, loan agreement or other agreement or other instrument or obligation known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or assets of the Company or any of its subsidiaries is subject, except such agreements, instruments or obligations with respect to which valid consents or waivershave been obtained by the Company or any of its subsidiaries.



                    (x) The Company has the corporate power to enter into this Agreementand to authorize, issue and sell the Shares as contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company.



                    (xi) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by state securities and blue sky laws, as to which such counsel need express no opinion) except such as have been obtained or made.



                    (xii) The statements in the Prospectus in the first paragraph under the heading "Risk Factors -- Potential Negative Impact of Changes in or Failure to Comply with Governmental Regulations," and "Business -- Governmental Regulation" fairly summarize the laws and regulations therein described.



                    (xiii) The Company is not, and immediately upon completion of the sale of Shares contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.



     Such opinion letter also shall include the following paragraph:



                    Such counsel has no reason to believe that (a) as of its
               effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and related schedules therein, as to which such counsel need express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or
               (c) as of the Closing Date or the Option Closing Date, as the case may be, neither the Registration Statement or the Prospectus of any further amendment or supplement thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and related schedules therein, as to which such counsel need express no view) contains an untruestatement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed. Further, such counsel has no reason to believe that any documents incorporated by reference in the Prospectus or any further amendment thereto made by the Company prior to the Closing Date or the Option Closing Date, asthe case may be, when such documents became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than the financial statements and related schedules therein, as to which such counsel need express no view) or, in the case of other documents whichwere filed under the Exchange Act with the Commission, an untrue statement of amaterial fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading (other than the financial statements and related schedules therein, as to which such counsel need express no view).



               (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Irving
          R. Colacci, Esq., General Counsel and Vice President of Legal Affairs of the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, to the effect that:



                    (i) With respect to the requirements of the federal Food, Drug andCosmetic Act and the regulations of the federal Food and Drug Administration, the Company holds all material certificates, permits, authorizations, consents and orders necessary for the conduct of its present business as described in the Prospectus.






               (d) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Trenite von Doorne, Counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, to the effect that:



                    (i) Possis Medical Europe, B.V. ("PMBV"), has been duly incorporated (or formed), and is validly in existence and operating in accordance with Netherlands' laws and directives, with the corporate power to own and lease its properties and conduct its business as described in the Prospectus. PMBV meets the capital requirements under Netherlands laws, and its outstanding shares of capital stock have been duly authorized and issued, are fully paid and nonassessable and are owned directly by Possis Medical, Inc. All financial reporting requirements and other corporate filings required under Netherlands law have been made.



               (e) The Representatives shall have received on the Closing Date, the opinion of counsel for each of the Selling Shareholders, which counsel shall be reasonably acceptable to the Representatives, dated the Closing Date, addressed to the Underwriters, to the effect that:


                    (i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder and are the valid and binding agreements of such Selling Shareholder.

                    (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                    (iii) The sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Shareholder if such Selling Shareholder is a corporation or partnership, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

                    (iv) No consent, approval, authorization or order of any court orgovernmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Shareholder hereunder, except such consents, approvals, authorizations or orders as have been validly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under the state securities or blue sky laws in connection with the purchase and distribution of such Shares by the Underwriters.

                    (v) Such Selling Shareholder has full power and authority to sell and deliver the Shares to be sold by such Selling Shareholder hereunder.

                    (vi) Good and valid title to the Shares being sold by such SellingShareholder, free and clear of any claims, liens, encumbrances, security interests or other adverse claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such claim, lien, encumbrance, security interest or other adverse claim within the meaning of the Uniform Commercial Code.

               In rendering the opinions described above, counsel for each of the Selling Shareholders may rely, as to matters of fact with respect to such Selling Shareholder, upon the representations of such Selling Shareholder contained in this Agreement, the Power of Attorney and the Custody Agreement.


               (f) The Representatives shall have received from Popham, Haik, Schnobrich & Kaufman, Ltd., counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus, and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.



               (g) The Representatives shall have received on each of the date hereof, the Closing Date and the Option Closing Date, as the case may be, a signed letter, dated as of the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from Deloitte and Touche LLP, to the effect that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the related rules and regulations and containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.



               (h) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have been any change or any development involving a prospective change in or affecting the general affairs, management, financial position, shareholders equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in your judgment, is material and adverse to the Company and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.



               (i) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of both Hugh Jaeger, Esq. and Burd, Bartz & Gutenkauf, patent counsel for the Company, dated as of the Closing Date or the Option Closing Date, as the case may be, and addressed to you, covering matters relating to the patents and other intellectual property owned or licensed by the Company to the effect that:


                    (i) Such counsel have no reason to believe that the RegistrationStatement or the Prospectus contains any untrue statement of a material fact, or omits to state any material fact that is required to be stated therein or is necessary to make the statements made therein not misleading, with respect to patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how owned or used by the Company, or any allegation on the part of any person that the Company is infringing any patent rights, trade secrets, trademarks, service marks, copyrights or has misappropriated other proprietary information or material of any such person.

                    (ii) To the best of such counsel's knowledge, the statements in theRegistration Statement and the Prospectus under the caption "Risk Factors-- Dependence on Patents, Patent Applications, Licenses and Proprietary Rights" and "Business--Patents, Patent Applications, Licenses and Proprietary Rights" are accurate and complete statements or summaries of the matters therein set froth, and nothing has come to such counsel's attention that causes such counsel to believe that such materialcontains any untrue statement of a material fact, or omits to state a material fact that is required to be stated therein or necessary in order to make the statements made therein not misleading, in light of the circumstances under which they were made.

                    (iii) To the best of such counsel's knowledge and also based upon due inquiry of the Company, there are no pending legal proceedings relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company, and no such proceedings are threatened or contemplated.

                    (iv) Although no search has been conducted, to the best of such counsel's knowledge the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, and no person is infringing or otherwise violating any of the Company's patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company in a way which could materiallyaffect the use thereof by the Company.


                    (v) To the best of such counsel's knowledge, the Company owns all patents, trade secrets, trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus.

                    (vi) The Company is listed in the records of the United States Patent and Trademark Office ("PTO") as the sole assignee of record of each of the patents listed on Schedule III to such opinion (the "Patents") and each of the applications listed on
               Schedule IV to such opinion (the "Applications"). To the best of such counsel's knowledge, there are no asserted or unasserted claims of any persons relating to the scope, or ownership of the Patents or Applications, there are no liens which have been filed against any of the Patents or Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted, and none of the Applications has been finally rejected or abandoned.

                    (vii) The Company is listed in the records of the appropriate foreign patent offices as the sole assignee of record of each of the foreign patents listed on Schedule V to such opinion (the "Foreign Patents") and each of the foreign applications listed on Schedule VI to such opinion (the "Foreign Applications"). To the best of such counsel's knowledge, there are no asserted or unasserted claims of anypersons relating to the scope or ownership of the Foreign Patents or Foreign Applications, there are no liens which have been filed against any of the Foreign Patents or Foreign Applications, there are no material defects of form in the preparation of filing of the Foreign Applications, the Foreign Applications are being diligently prosecuted, and none of the Foreign Applications has been finally rejected or abandoned.

                    (viii) Such counsel has no reason to believe that the Applications and Foreign Applications will not eventuate in issued patents, or that any patents issued in respect of any such Applications or Foreign Applications will not be valid or will not afford the Company reasonable patent protection relative to the subject matter thereof.

                    (ix) To the best of such counsel's knowledge, all pertinent prior artreference known to counsel during the prosecution of the Patents and Applications were disclosed to the PTO, and to the best of counsel's information and belief neither such counsel nor the Company, made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

                    (x) To the best of such counsel's knowledge, the Company takes security measures adequate to assert trade secret protection in its non-patented technology where appropriate.

                    (xi) To the best of such counsel's knowledge,the agreements executed by the Company's employees, consultants and other advisors respecting trade secrets, confidentiality, or intellectual property rights are valid, binding and enforceable in accordance with their express terms.


               (j) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the chief executive officer and the chief financial officer of the Company to the effect that, as of the Closing Date or theOption Closing Date, as the case may be, each of them severally represents as follows:


                    (i) The Prospectus was filed with the Commission pursuant to Rule424(b) within the applicable period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4 of this Agreement; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been initiated or are, to his knowledge, threatened by the Commission.

                    (ii) The representations and warranties of the Company set forth inSection 1 of this Agreement are true and correct at and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has performed all of its obligations under this Agreement to be performed at or prior to the Closing Date or the Option Closing Date, as the case may be.


               (k) The Representatives shall have received on the Closing Date or the Option Date, as the case may be, a certificate of the Selling Shareholders pursuant to which the Selling Shareholders certify that their representations and warranties set forth in this Agreement are true and correct at and as of the Closing Date or the Option Date, as the case may be, and that they have performed all of their obligations under this Agreement to be performed at or prior to the Closing Date or the Option Closing Date, as the case may be.



               (l) The Representatives shall have received a written agreement from each executive officer and director of the Company and the Possis Marital Trust that for 90 days following the date of the Prospectus, such person will not, without the Representatives' prior written consent, sell, transfer or otherwise dispose of, his, her or its Common Stock all as provided for in more detail in Section 1(a)(xvii) hereof.



               (m) The Shares shall have been approved for listing on The Nasdaq National market.

               (n) The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably have requested.


     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Popham, Haik, Schnobrich & Kaufman, Ltd., counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 8 hereof).

     8.   INDEMNIFICATION.

               (a) The Company agrees to indemnify and hold harmless each Underwriter, each officer and director thereof, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or such persons may became subject under the Act or otherwise, insofar as suchlosses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arising out of or based upon matters covered by clause (i) or (ii) above, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and, provided, further, that the Company shall not be liable with respect to any Preliminary Prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus; and provided, further, that the Company shall not be liable in the case of any matter covered by clause (iii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such losses, claims, damages or liabilitiesresulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct.

               (b) Each of the Selling Shareholders, severally in proportion to the number of Shares to be sold by such Selling Shareholder hereunder, agrees to indemnify and hold harmless each Underwriter, each officer and director thereof, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages, orliabilities to which such Underwriter or such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representativesspecifically for use therein; and, provided, further, in no event shall any Selling Shareholder be liable for an amount in excess of the net proceeds received by such Selling Shareholder from the sale of the Shares.

               (c) Each Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each Selling Shareholder and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

               (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a),
          (b) or (c) or contribution provided for in Section 8(e) shall be available with respect to a proceeding to any party who shall fail to give notice of such proceeding as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 8(a), (b), (c) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay promptly as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including anyimpleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or relatedproceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm at any time for all such indemnified parties. Such firm shall be designated in writing by the Representatives and shall be reasonably satisfactory to the Company in the case of parties indemnified pursuant to Section 8(a) or (b) and shall be designated in writing by the Company and shall be reasonably satisfactory to the Representatives in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (e) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified partyin such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information suppliedby the Company and the Selling Shareholders on the one hand or the Underwriters on the other and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
          Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (f) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have, and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have.

     9. DEFAULT BY UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon, and upon the terms set forth herein, of the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then
(a) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company and the Selling Shareholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company and the Selling Shareholders except for expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters, to Dain Bosworth Incorporated, Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota, Attention:
Brian J. Reagan, and John G. Kinnard and Company, Incorporated, Attention:
Michael Norton, with copies to D. William Kaufman, Esq., Popham, Haik, Schnobrich & Kaufman, Ltd., 3300 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402; if to the Company, to Possis Medical, Inc., 2905 Northwest Blvd., Minneapolis, Minnesota 55441-2644, Attention: Robert G. Dutcher, with copies to David J. Lubben, Esq., Dorsey & Whitney, P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402; and if to the Selling Shareholders, to Robert G. Dutcher, 2905 Northwest Boulevard, Minneapolis, Minnesota 55441-2644.

     11. TERMINATION. This Agreement may be terminated by you by notice to the Company and the Selling Shareholders as follows:

               (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters or (ii) 4:00 p.m., Minneapolis time, on the first business day following the later of the date on which the Registration Statement becomes effective or the date of this Agreement;

               (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole or the business affairs,management, financial position, shareholders equity or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity,crisis or change on the financial markets of the United States would, in your judgment, make the offering or delivery of the Shares impracticable or inadvisable,
          (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, or a halt or suspension of trading in securities generally which are quoted on Nasdaq National Market System, or (iv) declaration of a banking moratorium by either federal or New York State authorities; or

               (c)  as provided in Sections 7 and 9 of this Agreement.

     This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 8 of this Agreement.


     12. WRITTEN INFORMATION. For all purposes under this Agreement (including, without limitation, Section 1, Section 2, Section 3 and Section 8 hereof), the Company and the Selling Shareholders understand and agree with each of the Underwriters that the following constitutes the only written information furnished to the Company by or through the Representatives specifically for use in preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto: (i) the per share "Price to

Public" and per share "Underwriting Discounts and Commissions" set forth on the cover page of the Prospectus, (ii) the information relating to stabilization and passive marketmaking set forth in the last two paragraphs on page two of the Preliminary Prospectus and the Prospectus, and (iii) the information set forth in paragraphs 1, 2, 4, 5, 6 and 8 under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus.


     13. SUCCESSORS. This Agreement has been and is made solely for the benefit of and shall be binding upon the Underwriters, the Company, the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

     14. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or the Selling Shareholders and (c) delivery of and payment for the Shares under this Agreement.

     Each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction or any provision hereof in any other jurisdiction

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        POSSIS MEDICAL, INC.


                                        By:
                                           ------------------------------------
                                           Robert G. Dutcher
                                           President

                                        SELLING SHAREHOLDERS LISTED ON
                                        SCHEDULE B


                                        By:
                                           -------------------------------------
                                           Attorney-in-Fact

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.

DAIN BOSWORTH INCORPORATED
JOHN G. KINNARD AND COMPANY, INCORPORATED
  As Representatives of the several Underwriters

By Dain Bosworth Incorporated


By:
   --------------------------------

Its:
    -------------------------------

SCHEDULE A

Schedule of Underwriters




                                                              Number of Firm         Maximum Number
                      Underwriter                         Shares to be Purchased    of Option Shares
                      -----------                         ----------------------    ----------------
Dain Bosworth Incorporated . . . . . . . . . . . . . .

John G. Kinnard and Company, Incorporated. . . . . . .



Total. . . . . . . . . . . . . . . . . . . . . . . . .          1,910,000                286,500

                                   SCHEDULE B




                                                                Number of            Maximum Number
                          Seller                               Firm Shares          of Option Shares
                          ------                               -----------          ----------------
Possis Medical, Inc. . . . . . . . . . . . . . . . . .          1,750,000                286,500

Selling Shareholders:

    The Possis Marital Trust . . . . . . . . . . . . .            125,000

    Demetre M. Nicoloff, M.D.. . . . . . . . . . . . .             20,000

    Seymour J. Mansfield . . . . . . . . . . . . . . .             10,000

    Ann M. Possis. . . . . . . . . . . . . . . . . . .              5,000


    Total. . . . . . . . . . . . . . . . . . . . . . .          1,910,000                286,500